UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

6105 Trenton Lane North, Minneapolis, Minnesota 55442
(Address of principal executive offices) (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with a previously announced stock split of the common stock of Select Comfort Corporation (the “Company”), on May 15, 2006 the Company filed an amendment to its Third Restated Articles of Incorporation. The amendment, which becomes effective at 5:00 p.m. CST on the effective date of the stock split (June 8, 2006), reflects the increase in the shares of authorized stock resulting from the stock split. The Articles of Amendment are filed as Exhibit 3.1 to this Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 3.1     Articles of Amendment to Third Restated Articles of Incorporation of the Company, filed on May 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: May 16, 2006	By:
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Articles of Amendment to Third Restated Articles of Incorporation of the Company, filed on May 15, 2006